IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares, Inc.

Supplement dated September 10, 2012

to the Prospectus and Summary Prospectus dated January 1, 2012 and Statement of Additional Information

dated January 1, 2012 (as revised August 1, 2012) (“SAI”)

for the iShares MSCI Belgium Investable Market Index Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus, Summary Prospectus and SAI for the Fund.

The following changes will take effect for the Fund on or about November 9, 2012.

	Current	New
Fund Name	iShares MSCI Belgium Investable Market Index Fund	iShares MSCI Belgium Capped Investable Market Index Fund
Index	MSCI Belgium Investable Market Index	MSCI Belgium IMI 25/50 Index
Investment Policy	The iShares MSCI Belgium Investable Market Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Belgium Investable Market Index.	The iShares MSCI Belgium Capped Investable Market Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Belgium IMI 25/50 Index.
Description of Index	The MSCI Belgium Investable Market Index consists of stocks traded primarily on the Brussels Stock Exchange.	The MSCI Belgium IMI 25/50 Index is designed to measure broad-based equity market performance in Belgium. A capping methodology is applied that limits the weight of any single component to a maximum of 25% of the MSCI Belgium IMI 25/50 Index. Additionally, the sum of the components that individually constitute more than 5% of the weight of the MSCI Belgium IMI 25/50 Index cannot exceed a maximum of 50% of the weight of the MSCI Belgium IMI 25/50 Index in the aggregate. The MSCI Belgium IMI 25/50 Index consists of stocks traded primarily on the Brussels Stock Exchange

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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